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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    ---------



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                DECEMBER 22, 1997


                           SMARTALK TELESERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                    (State or jurisdiction of incorporation)


         0-21579                                           95-4502740
(Commission File Number)                       (IRS Employer Identification No.)

1640 South Sepulveda Boulevard, Suite 500, Los Angeles, CA              90025
           (Address of principal executive offices)                   (Zip Code)


                                 (310) 444-8800
                         (Registrant's Telephone Number)

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ITEM 2. ACQUISITION OF ASSETS.

      On December 31, 1997, SmarTalk TeleServices, Inc., a California corporation ("SmarTalk"), consummated the initial closing of the acquisition of the issued and outstanding common stock, $0.01 par value per share (the "Shares"), of American Express Telecom, Inc., a Delaware corporation (the "Company"), from American Express Travel Related Services Company, a New York corporation and sole stockholder of the Company (the "Stockholder"), pursuant to a Stock Purchase Agreement, dated as of December 22, 1997 (the "Agreement"), by and among SmarTalk, the Company and the Stockholder.

      In consideration for the Shares, SmarTalk paid to the Stockholder thirty-four million dollars ($34,000,000) in cash, which was provided from SmarTalk's working capital, a portion of which is to be held in escrow pending regulatory approval. At the initial closing, SmarTalk acquired eighty percent (80%) of the Shares. The Agreement is filed as Exhibit 2.1 hereto.

      The consideration paid for the Shares was determined based upon arms-length negotiations between SmarTalk and the Stockholder. To the best of SmarTalk's knowledge, prior to the execution of the Agreement, there was no material relationship between the Stockholder and SmarTalk or any affiliates of SmarTalk, any director or officer of SmarTalk or any associate of any such director or officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


      (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

            The required financial statements will be filed no later than March 7, 1998.

      (b)   PRO FORMA FINANCIAL INFORMATION

            The required pro forma financial information will be filed no later than March 7, 1998.

      (c)   EXHIBITS

            2.1 Stock Purchase Agreement, dated as of December 22, 1997, by and among SmarTalk TeleServices, Inc., American Express Telecom, Inc. and American Express Travel Related Services Company, Inc. (without schedules).(1)


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      (1) SmarTalk shall supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            SMARTALK TELESERVICES, INC.
                                                    (Registrant)



                                            By /s/ ERICH L. SPANGENBERG
                                               ------------------------
                                                Erich L. Spangenberg
                                                Vice Chairman and
                                                Chief Operating Officer


 Date:  January 6, 1998


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                                  EXHIBIT INDEX



Number      Subject Matter
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2.1         Stock Purchase Agreement, dated as of December 22, 1997, by and among SmarTalk TeleServices, Inc., American Express Telecom, Inc.
            and American Express Travel Related Services Company, Inc. (without schedules).